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                                                                   Exhibit 17(a)
                                    ARK FUNDS

                       ARK INTERNATIONAL EQUITY PORTFOLIO

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS



         This proxy is solicited on behalf of the Board of Trustees of ARK Funds for use at a Special Meeting of the Shareholders of the ARK International Equity Portfolio to be held on _______, 1998 at __ o'clock a.m.
(Eastern Time) at 25 South Charles Street, Baltimore, Maryland.


         The undersigned hereby appoints _______________ and ______________, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment thereof, casting votes according to the number of shares of the series which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.


         You are encouraged to specify your choices by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign and return this card.


                 (continued and to be SIGNED on the other side)


                              FOLD AND DETACH HERE

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Please mark your
vote as in this example

     |X|

ARK INTERNATIONAL EQUITY PORTFOLIO

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement dated ____________, 1998.

1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement"), between the ARK International Equity Portfolio (the "Acquired Fund") and Govett International Equity Fund (the "Acquiring Fund"), and the transactions contemplated thereby, including: (a) the transfer of all of the assets and stated liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (b) the distribution of the Acquiring Fund shares so received by an Acquired Fund pro rata to shareholders of the Acquired Fund; and (c) the termination of the Acquired Fund.

     FOR         AGAINST      ABSTAIN
     | |           | |          | |

2. To consider and act upon such other business as may properly come before the Special Meeting and any adjournments thereof.

     FOR         AGAINST      ABSTAIN
     | |           | |          | |


     This Proxy, if properly executed, will be voted in accordance with the undersigned's direction as set forth herein. If no direction is made, this Proxy will be voted FOR Proposal 1. This Proxy may be revoked in writing prior to its exercise. The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares.



                                   NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME OR
                                   NAMES APPEAR HEREON.  CORPORATE OR
                                   PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL
                                   CORPORATE OR PARTNERSHIP NAME BY AN
                                   AUTHORIZED OFFICER.  JOINT OWNERS SHOULD
                                   EACH SIGN PERSONALLY, WHEN SIGNING AS AN
                                   ATTORNEY, EXECUTOR, TRUSTEE OR GUARDIAN,
                                   PLEASE GIVE YOUR FULL TITLE AS SUCH.

                                   Dated:
                                         --------------------------------------,
                                   1998

                                   --------------------------------------------
                                   Signature

                                   --------------------------------------------
                                   Signature (see note above)

                                   IMPORTANT: PLEASE SIGN, DATE AND RETURN
                                   PROMPTLY.

                              FOLD AND DETACH HERE

              THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

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